Liabilities for Employee Benefits, Net - Schedule of Expenses in Respect of Defined Benefit Plans (Details) - Expenses in respect of defined benefit plans [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Schedule of Expenses in Respect of Defined Benefit Plans [Line Items]
Current service cost	$ 7	$ 6
Interest cost	2	12
Expected return on plans’ assets		10
Exchange rate differentials, net		(2)
Total cost	9	26
Cost of revenue	7	6
Finance expenses	2	20
Profit and loss	9	26
Presentation in other comprehensive income (loss)	$ (3)	$ 6